SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 6, 1996


                               GRAND CASINOS, INC.
             (Exact name of registrant as specified in its charter)


                                    MINNESOTA
                 (State or other jurisdiction of incorporation)


         0-19565                                          41-1689535
(Commission File Number)                       (IRS Employer Identification No.)


13705 FIRST AVENUE NORTH, PLYMOUTH MINNESOTA                55441
 (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (612) 449-9092


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

                                   Page 1 of 4
                         Exhibit Index Appears on Page 3



ITEM 5.  OTHER EVENTS.

         The Registrant's Press Release dated June 6, 1996, which is filed as
Exhibit 99.1 to this Form 8-K, is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

99.1     Press Release dated June 6, 1996.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               GRAND CASINOS, INC.
                               (Registrant)



Date: June 7, 1996             By: /s/ Timothy J. Cope
                                  --------------------
                               Name: Timothy Cope
                               Title:   Chief Financial Officer



                                  EXHIBIT INDEX



EXHIBIT NO.   DESCRIPTION                                                   PAGE

  99.1        Press Release..................................................4